Exhibit 10.01


              EIGHTH AMENDMENT TO CREDIT AGREEMENT

          THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of April 5, 2002 (the "Effective Date"), by and among CONSOLIDATED FREIGHTWAYS CORPORATION, a Delaware corporation ("Borrower"), the other Credit Parties signatory to the Credit Agreement described below (collectively, together with the Borrower, the "Credit Parties") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                      W I T N E S S E T H:

          WHEREAS, Borrower, the other Credit Parties and Lender are parties to that certain Credit Agreement, dated as of October 24, 2001 (as amended to the date hereof, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), pursuant to which Lender has committed to make certain loans to Borrower upon the terms and conditions set forth therein; and

          WHEREAS, Borrower, the other Credit Parties and Lender desire to modify the Credit Agreement in certain respects in accordance with and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties and Lender do hereby agree as follows:

          1. Waiver. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions to effectiveness specified in Section 7 below, the Lender hereby waives (i) any Default or Event of Default resulting from any failure of Borrower to meet the Minimum EBITDA financial covenant in clause (c) of Annex D solely for the Fiscal Quarters ending December 31, 2001 and March 31, 2002, as such financial covenant is in effect immediately prior to the date of this Amendment or as it was in effect immediately prior to the Sixth Amendment Effective Date; provided, however that any such Default or Event of Default shall automatically be restored if Borrower shall fail or have failed to satisfy such financial covenant as amended hereby and (ii) any Default or Event of Default resulting from any failure of Borrower to meet the Minimum Fixed Charge Coverage Ratio financial covenant in clause
(a) of Annex D solely for the Fiscal Quarter ending March 31, 2002, as such financial covenant is in effect immediately prior to the date of this Amendment; provided, however that any such Default or Event of Default shall automatically be restored if Borrower shall fail or have failed to satisfy such financial covenant as amended hereby.

          2. Amendments to the Credit Agreement. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions precedent specified in Section 7 below, the Credit Agreement is hereby amended as follows:

          A. Annex A to the Credit Agreement is hereby amended by deleting therefrom the definition of "Borrowing Base" in its entirety and substituting the following amended definition of such term in lieu thereof:

          "Borrowing  Base"  shall  mean,  as  of  any  date   of
determination by Lender, from time to time, an amount equal to the sum of (a) thirty nine and twenty-one hundredths percent (39.21%) (as it may be amended from time to time, the "Advance Rate") of the Appraised Value of Eligible Mortgaged Property less
(b) any and all Reserves established by Lender at such time including, without limitation, Reserves for environmental remediation costs, accrued but unpaid taxes, insurance and other Charges and expenses pertaining to such Mortgaged Property. Notwithstanding the foregoing, irrespective of whether any of the conditions in Section 2 have been satisfied, the Borrowing Base shall not at any time exceed an amount equal to $41,200,000 (as reduced from time to time pursuant to clauses (x), (y) and (z) below in this sentence, the "Borrowing Limit") less the following amounts (x) the total amount of any mandatory prepayments required to be made pursuant to Section 1.2(b)(ii) as a result of the consummation from time to time of any Asset Dispositions after the Seventh Amendment Effective Date, (y) the total amount of any mandatory prepayments required to be made pursuant to
Section 1.2(b)(iii) as a result of any issuance from time to time of Stock and (z) the total amount of any mandatory prepayments required to be made pursuant to Section 1.2(b)(iii) as a result of the issuance from time to time of any debt securities or the incurrence from time to time of any Funded Debt, provided, however, that the amount in this clause (z) shall be deemed to be Zero Dollars ($0) if at the time of receipt of the proceeds from the issuance of such debt securities or the incurrence of such Funded Debt, the Borrowing Limit is then equal to or less than $25,000,000. The Borrower shall have the option at any time to permanently reduce the Borrowing Limit to a dollar amount less than the Borrowing Limit then in effect by giving a written notice (a "Borrowing Limit Reduction Notice") to Lender requesting such reduction. Any reduction in the Borrowing Limit pursuant to the giving of a Borrowing Limit Reduction Notice by Borrower shall take effect on the first Business Day after receipt by Lender of such notice and shall constitute a permanent and irrevocable reduction in the Borrowing Limit. The Borrower shall have the option at any time to permanently reduce the Advance Rate to a percentage rate less than the Advance Rate then in effect by giving a written notice (a "Advance Rate Reduction Notice") to Lender requesting such reduction. Any reduction in the Advance Rate pursuant to the giving of an Advance Rate Reduction Notice by Borrower shall take effect on the first
Business Day after receipt by Lender of such notice and shall constitute a permanent and irrevocable reduction in the Advance Rate.

          B. Annex C is amended by adding a new clause (m) to the end thereof to read in its entirety as follows:

                    (m) Weekly Cash Flow Forecast. No less frequently than the last Business Day of each calendar week, a twelve-week cash flow forecast for the Borrower and its Subsidiaries for the next succeeding period of twelve consecutive calendar weeks, in such form and with such detail as is satisfactory to Lender, accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion.

          C. Clause (a) of Annex D is deleted in its entirety and replaced with a new clause (a) as set forth below:

               (a) Minimum Fixed Charge Coverage Ratio. The Borrower and its Subsidiaries shall have on a consolidated basis, as of the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the period set forth below of not less than the following:

             Fiscal Quarter              Minimum Fixed
                                            Charge
                                        Coverage Ratio

             for the Rolling Period      0.20 to 1.00
             ending September 30,
             2001

             for the Rolling Period      0.01 to 1.00
             ending December 31, 2001

             for the three month         -1.80 to 1.00
             period ending March 31,
             2002

             for the six month period    -1.20 to 1.00
             ending June 30, 2002

             for the nine month          -0.30 to 1.00
             period ending September
             30, 2002

             for the Rolling Period      0.20 to 1.00
             ending December 31, 2002

             for the Rolling Period      1.70 to 1.00
             ending on each Fiscal
             Quarter thereafter



          D. Clause (c) of Annex D is deleted in its entirety and replaced with a new clause (c) as set forth below:

               (c)     Minimum   EBITDA.    Borrower   and    its
          Subsidiaries shall have on a consolidated basis, for each period set forth below, an EBITDA for such period of not less than the following:

               Fiscal Quarter            Minimum EBITDA

               for the Rolling Period       $8,000,000
               ending September 30,
               2001

               for the Rolling Period       -$3,300,000
               ending December 31, 2001

               for the three month         -$13,300,000
               period ending March 31,
               2002

               for the six month period    -$16,400,000
               ending June 30, 2002

               for the nine month           $1,400,000
               period ending September
               30, 2002

               for the Rolling Period       $20,500,000
               ending December 31, 2002

               for the Rolling Period       $80,000,000
               ending on each Fiscal
               Quarter thereafter



          E. Section 6.3(o) of the Credit Agreement is amended by deleting clause (i) thereof in its entirety and replacing it with a new clause (i) to read as follows:

          (i) the aggregate outstanding principal amount of all Bayview Indebtedness shall not exceed $48,000,000 plus any capitalized fees at any one time,

          3.    No  Other  Amendments.   Except  for  the  waiver
expressly set forth and referred to in Section 1 and the amendments expressly set forth and referred to in Section 2, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended or shall be construed to be a novation of any of the Credit Agreement or to affect, modify or impair the continuity or perfection of the Lenders Liens under the Collateral Documents.

          4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower and each of the other Credit Parties hereby warrant, represent and covenant to Lender that: (a) this Amendment has been duly authorized, executed and delivered by Borrower and each other Credit Party signatory thereto, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Borrower and each other Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by Borrower or any other Credit Party of any of its representations and warranties contained in this Section 4 shall be an Event of Default under the Credit Agreement.

          5. Ratification and Acknowledgment. Borrower and each of the other Credit Parties hereby ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such company in connection therewith (including without limitation the other Loan Documents to which Borrower or any other Credit Party is a party), effective as of the date hereof.

          6. Estoppel. To induce Lender to enter into this Amendment, Borrower and each of the other Credit Parties hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower or any Credit Party as against Lender with respect to the obligations of Borrower or any Credit Party to Lender under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

          7. Conditions to Effectiveness. This Amendment shall become effective, as of the Effective Date, upon receipt by the Lender of the following, in each case, in form and substance satisfactory to Lender:

          (a) this Amendment, duly executed, completed and delivered by Borrower and each other Credit Party, and

          (b) the Ninth Amendment to the Letter of Credit Agreement, duly executed, completed and delivered by the Borrower and other Credit Parties signatory thereto, together with the related fee letter, duly executed by the Borrower, and such amendment and fee letter are in full force and effect.

Upon the effective date of this Amendment, all of the waivers set forth  in  Section 1 and the amendments set forth  in  Section  2
shall  become  effective  as  of  the  effective  date  of   this
Amendment.

          8. Reimbursement of Expenses. Borrower and each of the other Credit Parties hereby agree that Borrower and each of the other Credit Parties shall reimburse Lender on demand for all costs and expenses (including without limitation reasonable attorney's fees) incurred by Lender in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

          9.    Governing Law.  THIS AGREEMENT SHALL BE  GOVERNED
BY,  AND  CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE  OF
NEW  YORK  FOR  CONTRACTS TO BE PERFORMED  ENTIRELY  WITHIN  SAID
STATE.

          10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower and each of the other Credit Parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          11. Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

          12. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          [Remainder of page intentionally blank; next page is signature page]


          IN WITNESS WHEREOF, the parties have caused this Eighth
Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                         BORROWER:

                         CONSOLIDATED FREIGHTWAYS CORPORATION


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer

                         LENDER:

                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By /s/Craig Winslow
                         Name:     Craig Winslow
                              Its Duly Authorized Signatory


                         CREDIT PARTIES:

                         CONSOLIDATED FREIGHTWAYS CORPORATION OF
                         DELAWARE


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer


                         CF AIRFREIGHT CORPORATION


                         By Robert E. Wrightson
                         Name:/s/Robert E. Wrightson
                         Title: Executive Vice President and
                         Chief Financial Officer


                         REDWOOD SYSTEMS, INC.


                         By:/s/Kerry K. Morgan
                         Name: Kerry K. Morgan
                         Title:  Vice President and Treasurer


                         LELAND JAMES SERVICE CORPORATION


                         By:/s/Kerry K. Morgan
                         Name: Kerry K. Morgan
                         Title:  Vice President and Treasurer

                         CF MOVESU.COM INCORPORATED


                         By:/s/Kerry K. Morgan
                         Name: Kerry K. Morgan
                         Title:  Vice President and Treasurer